STARBOARD INVESTMENT TRUST
Adaptive Fundamental Growth Fund
Adaptive Hedged High Income Fund
Adaptive Hedged Multi-Asset Income Fund
Adaptive Tactical Outlook Fund
Adaptive Tactical Rotation Fund
(each a “Fund” and collectively, the “Funds”)

Amendment dated November 2, 2021
to the Combined Information Statement and Prospectus dated September 14, 2021

On September 9, 2021, the Funds filed a combined information statement and prospectus (“Information Statement/Prospectus”) with the Securities and Exchange Commission (the “SEC”), which was distributed beginning on September 14, 2021 to shareholders in connection with the Reorganization of the Funds.  The Funds are filing this amendment (this “Amendment”) to the Information Statement/Prospectus to update the expected date of the Reorganization.

The Reorganization will take effect on or about November 5, 2021 for the Adaptive Fundamental Growth Fund, Adaptive Tactical Outlook Fund, and Adaptive Tactical Rotation Fund.  At that time, the shares of the Adaptive Fundamental Growth Fund, Adaptive Tactical Outlook Fund, and Adaptive Tactical Rotation Fund that you currently own would, in effect, be exchanged for shares of the AI Quality Growth ETF, RH Tactical Outlook ETF and RH Tactical Rotation ETF, respectively, with the same net asset value as of the date on which the Reorganization is effected, which is expected to be on or about November 5, 2021.

The Reorganization will take effect on or about November 12, 2021 for the Adaptive Hedged High Income Fund and Adaptive Hedged Multi-Asset Income Fund.  At that time, the shares of the Adaptive Hedged High Income Fund and Adaptive Hedged Multi-Asset Income Fund that you currently own would, in effect, be exchanged for shares of the Adaptive High Income ETF and RH Hedged Multi-Asset Income ETF, respectively, with the same net asset value as of the date on which the Reorganization is effected, which is expected to be on or about November 12, 2021.

This Amendment updates information in, and should be read in conjunction with, the Combined Information Statement and Prospectus dated September 14, 2021.